RELEASE AGREEMENT
This Release Agreement (the “Agreement”) is dated as of January 10, 2022 by and between BARK, Inc. Company (the “Company”), a Delaware corporation (the “Company”), and Manish Joneja (“Executive”, “you” or “You” and together with the Company, the “Parties”).
WHEREAS, the Company and the Executive desire to terminate the Executive’s employment as Chief Executive Officer of the Company and Executive’s service as a director and officer to the Company and its subsidiaries effective as of January 10, 2022 (the “Termination Date”).
NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereby agree as follows:
1.Salary and Vacation Pay. The Company will pay you all of your salary earned through the Termination Date on the next regular payroll date following the Termination Date. You acknowledge that the only payments and benefits that you are entitled to receive from the Company are those specified in this Agreement. You hereby resign as Chief Executive Officer of the Company, and as a director and officer of the Company and each of its subsidiaries, effective as of the Termination Date.
2.Benefits. Your participation in all employee benefit plans, other than the Company’s health insurance plan, will end on the Termination Date. Except as otherwise permitted under this Agreement, your participation under the Company’s health insurance plan will end on the last day of the month in which the Termination Date occurs. Under separate cover, you will receive additional information about your rights to continue your participation in the Company’s health insurance plan after the Termination Date.
3.Advisor Agreement. Effective as of the Termination Date, the Company will enter into an advisory relationship with You on the terms and conditions set forth in the Advisor Agreement that is attached as Exhibit A hereto (the “Advisor Agreement”).
4.Severance Pay. The Company will (a) continue paying you an amount equal to your current base salary, less all applicable withholding taxes, for the 12-month period immediately following the Termination Date (the “Severance Period”) and in accordance with the Company’s standard payroll procedures, starting after you sign this Agreement (the aggregate amount of these severance payments is equal to $525,000), and (b) pay you twelve equal monthly installments of $21,875, beginning on the Effective Date and each 30 day anniversary thereafter, (the total amount of these severance payments is equal to $262,500). If you breach any provision of this Agreement, you understand that no additional severance payments will be made.
5.COBRA Premiums. Although you otherwise would not have been entitled to any continuation of Company-paid health insurance, if you sign this Agreement and elect to continue group health insurance coverage, the Company will continue to provide to you and your dependents, at the Company’s sole expense, coverage under the Company’s group health plan at the same level as in effect on the Termination Date until the earlier of (a) the end of the period of 12 months following the month in which the Termination Date occurs, or (b) the date when you become eligible for substantially equivalent health insurance under a subsequent employer’s group health plan.
6.Additional Option Vesting. On August 8, 2020, the Company granted you an option to purchase 6,496,732 shares (as adjusted) of its Common Stock (the “Option”). As of the Termination Date, you will be vested in 2,165,580 of the option shares subject to the Option. If you sign this Agreement, you will become vested in 1,624,183 additional option shares (for a total of 3,789,763 vested option shares (the “Vested Shares”)), effective as of the Termination Date. You acknowledge that, by the original terms of the Option, no additional shares would have vested.

In addition, if you sign and do not revoke this Agreement and provide the Services for the Term of the Advisor Agreement (as such terms are defined in the Advisor Agreement), and subject to the approval of the Company’s Board of Directors, the  Stock Option Agreement between you and the Company shall be amended so that the Vested Shares subject to the Option will remain exercisable until the earlier to occur of (a) June 30, 2023 (the date that is 15 months following the end of the Term set forth in the Advisor Agreement) or (b) the expiration date applicable to such Option (the “Exercisability Extension”).  You acknowledge, understand and agree that, as a result of the Exercisability Extension, any portion of the Option originally intended to be an ISO will no longer qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended, effective as of the date on which you sign this Agreement. The Option will expire with respect to the unvested shares thereunder on the Termination Date. Except as amended in this Section 6, the Stock Option Agreement will remain in full force and effect, and you agree to remain bound by that agreement.  You acknowledge and agree that, except for the Vested Shares, you do not have any other rights to any Company equity or equity-based awards.
7.Outplacement Services. Provided that you sign this Agreement and comply with its terms, the Company agrees to provide you with outplacement services through the one-year anniversary of the Termination Date through TJA Leadership under the outplacement service terms (which shall include 90-minute weekly sessions) agreed to by such provider and the Company.
8.Release of All Claims.
(a)In consideration for the severance payments and the benefits set forth herein, to the fullest extent permitted by law, You waive, release and promise never to assert any claims or causes of action, whether or not now known, against the Company, as co-employer, or their respective predecessors, successors or past or present subsidiaries, stockholders, directors, officers, employees, consultants, attorneys, agents, assigns and employee benefit plans with respect to any matter related to your employment and/or other service relationship with the Company or the termination of that employment and/or service relationship, including (without limitation) claims to capital stock in the Company (other than the Vested Shares), bonuses, options to purchase the Company’s common stock or any other equity awards, attorneys’ fees or costs, claims of wrongful discharge, constructive discharge, emotional distress, defamation, invasion of privacy, fraud, breach of contract or breach of the covenant of good faith and fair dealing and any claims of discrimination or harassment based on sex, age, race, national origin, disability or any other basis under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, the Equal Pay Act, the Right to Privacy in the Workplace Act, the Fair Labor Standards Act, the National Labor Relations Act, the Family and Medical Leave Act, the Genetic Information Nondiscrimination Act of 2008, the Minimum Fair Wage Act, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Workers Adjustment and Retraining Notification Act, the Families First Coronavirus Response Act, the CARES Act, the Washington Industrial Welfare Act, Ch. 49.12 RCW, the Minimum Wage Act, Ch. 49.46 RCW, the Wage Payment Act, Ch. 49.48 RCW, the Wage Rebate Act, Ch. 49.52 RCW, the Washington Law Against Discrimination, Ch. 49.60 RCW, Washington leave laws, including the Paid Sick Leave Act, RCW 49.46, the Family Care Act, RCW 49.12, the Domestic Violence Leave Act, RCW 49.76, the Military Family Leave Act, RCW 49.77, and leave for certain emergency services personnel, RCW 49.12, the New York State Human Rights Law, the New York Executive Law, the New York Civil Practice Law and Rules, Article 23-A of the New York State Correction Law, the New York Judiciary Law, the New York Labor Law (including but not limited to the New York WARN Act, the New York Achieve Pay Equity Act and all other provisions prohibiting discrimination and retaliation, and all provisions regulating wage and hour law), the New York Civil Rights Law, the New York Administrative Code, the New York City Human Rights Law, all including their amendments and respective implementing regulations, and all other laws and regulations relating to employment. However, this release covers only those claims that arose prior to the execution of this Agreement and only those claims that may be waived by applicable law. Execution of this Agreement does not bar any claim that arises hereafter, including (without limitation) a claim for breach of this Agreement and any claim by You for indemnification. For the avoidance of doubt, this release shall not apply to the Vested Shares or any other rights that you have under this Agreement.

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(b)You understand that this Agreement does not limit your ability to file a charge or complaint with the Equal Employment Opportunity Commission, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each, a “Government Agency”). You further understand that this Agreement does not limit your ability to communicate with, or otherwise participate in any investigation or proceeding that may be conducted by a Government Agency. However, to the fullest extent permitted by law, You agree that You are waiving the right to monetary damages or other equitable or monetary relief as a result of any such charge, complaint, investigation or proceeding.
(c)The Company voluntarily and irrevocably releases and discharges You, and your executors and administrators, generally from all charges, complaints, claims, promises, agreements, causes of action, damages, and debts that relate in any manner to your employment with or services for the Company, known or unknown (the “Claims”), which the Company has, claims to have, ever had or ever claimed to have had against you through the date upon which you execute this Agreement. This general release of Claims includes, without implication of limitation, all Claims related to your services or termination as a director, officer, employee, agent or fiduciary of the Company or your activities on behalf of the Company in any such capacity; provided, however, that this general release of Claims excludes any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law by you.
9.Consideration and Revocation Period. You acknowledge that You have been advised in writing to consult with an attorney of your choice (at your own expense) prior to signing this Agreement, and that you had at least 21 days to consider this Agreement before signing it. You acknowledge that if this Agreement is signed before 21 days have elapsed from the date of delivery, by signing this Agreement You have expressly waived the 21-day consideration period. You acknowledge that You may revoke this Agreement within seven (7) days following its execution, and the Agreement shall not become effective until the revocation period has expired. If You do not revoke this Agreement, the eighth day after the date You sign this Agreement will be the “Effective Date.”
10.No Admission. Nothing contained in this Agreement will constitute or be treated as an admission by You or the Company of liability, any wrongdoing or any violation of law.
11.Section 409A. Any amount paid under this Agreement is intended to satisfy the requirements of the “short-term deferral” rule set forth in Section 1.409A-1(b)(4) of the Treasury Regulations. You and the Company agree to work together in good faith to consider amendments to this Agreement and to take such reasonable actions which are necessary, appropriate or desirable to avoid imposition of any additional tax or income recognition before actual payment to You under Section 409A. For purposes of this Agreement, each of the payments to be made to You under this Agreement shall be designated as a separate payment under Section 409A.
12.Company Property. You represent that You will return to the Company all property that belongs to the Company, including (without limitation) copies of documents that belong to the Company and files stored on your computer(s) that contain information belonging to the Company.
13.Confidentiality of Agreement. You agree that You will not disclose to others the existence or terms of this Agreement, except that You may disclose such information to Government Agencies or to your spouse, attorney or tax adviser if such individuals agree that they will not disclose to others the existence or terms of this Agreement, to the extent allowed under the law. You agree that you do not possess any claim or allegation, either asserted or otherwise, that may be subject to or covered under New York CPLR § 5003-b and New York General Obligations Law § 5-336.
14.Mutual No Disparagement/Public Statements. You agree that You will never make any negative or disparaging statements (orally or in writing) about the Company or its stockholders, directors, officers, employees, products, services or business practices, except as required by law. The Company shall direct its officers and directors to not make any negative or disparaging statements (orally

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or in writing) about You. You agree to cooperate with the Company and its public relations firm on all external and internal communications regarding your employment relationship with and departure from the Company; the Parties shall agree on the description of your departure from the Company set forth in the press release announcing your departure and the Form 8-K filed by the Company in connection with your departure. For purposes of clarity Executive shall not be restricted from providing his candid assessments of the industry in which the Company operates provided that such assessments do not refer directly to the Company.
15.Cooperation. Executive agrees to reasonably cooperate with and assist the Company and its legal counsel in connection with any current or future litigation, investigation or other legal matters involving the Company about which Executive has knowledge or information including by making himself available at mutually convenient times and reasonable locations during the Severance Period. Following the Severance Period, in the event such cooperation could reasonably be expected to materially interfere with Executive’s full-time employment by another entity, the Parties agree that Executive shall be reasonably compensated for his time with respect to such cooperation at a mutually agreed to hourly rate.
16.Assignment. This Agreement will be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of the Executive upon the Executive’s death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, “successor” means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of the Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of the Executive’s right to compensation or other benefits will be null and void.
17.Notices. All notices, requests, demands and other communications called for hereunder will be in writing and will be deemed given (a) on the date of delivery if delivered personally, (b) one (1) day after being sent by a well-established commercial overnight service, or (c) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the Parties or their successors at the following addresses, or at such other addresses as the Parties may later designate in writing:
If to the Company:
BARK, Inc.
Attn: Chief Executive Officer
221 Canal Street
6th floor
New York New York 10013

If to Executive:
Manish Joneja
3801 49th Avenue NE
Seattle, WA 98105

18.Severability. If any term of this Agreement is held to be invalid, void or unenforceable, the remainder of this Agreement will remain in full force and effect and will in no way be affected, and the Parties will use their best efforts to find an alternate way to achieve the same result.
19.Other Agreements. At all times in the future, You will remain bound by your Proprietary Information and Inventions Assignment Agreement with the Company which you signed on

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or about September 2, 2020, a copy of which is attached as Exhibit B, and the Indemnification Agreement with the Company that You signed on or about June 1, 2021, a copy of which is attached as Exhibit C. Except as expressly provided in this Agreement, this Agreement renders null and void all prior agreements between You and the Company and constitutes the entire agreement between You and the Company regarding the subject matter of this Agreement. This Agreement may be modified only in a written document signed by You and a duly authorized officer of the Company.
20.Choice of Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New York (other than its choice-of-law provisions).
21.Waiver of Breach. The waiver of a breach of any term or provision of this Agreement, which must be in writing, will not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement.
22.Headings. All captions and section headings used in this Agreement are for convenient reference only and do not form a part of this Agreement.
23.Tax Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.
24.Execution. This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
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IN WITNESS WHEREOF, each of the Parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.
            BARK, INC.
Date:                By:

                Name:

                Title:
EXECUTIVE:
Date:
                Manish Joneja

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EXHIBIT A
ADVISOR AGREEMENT
This Advisor Agreement (the “Agreement”) is made effective as of January 10, 2022 (the “Effective Date”), by and between BARK, Inc., a Delaware corporation (the “Company”), and Manish Joneja, an individual (“Advisor”). In light of Advisor’s expertise in areas related to the Company's business and strategy, Company and Advisor agree as follows:
1.Services. Advisor agrees to consult with and advise Company from time to time on matters relating to Company’s actual and potential business at Company's request (the “Services”). The Services may be rendered in person, or by telephone, electronic mail or other means.
2.Compensation. Subject to the execution of a Release Agreement in substantially the form attached hereto as Exhibit I at the end of the Term (as defined below), the only consideration due to Advisor regarding the subject matter of this Agreement shall be the Exercisability Extension (as defined in the Release Agreement by and between the Company and Advisor dated as of January 10, 2022).
3.Inventions. Company shall own all rights, title and interests (including patent rights, copyright rights, trade secret rights, trademark rights, sui generis database rights and all other intellectual and industrial property rights of any sort throughout the world) relating to any and all deliverables, inventions (whether or not patentable), materials, articles, technologies, works of authorship, software, specifications, designs, plans, processes, know-how, ideas, data and other results, work products and information that are made or conceived or reduced to practice, in whole or in part, by advisor, and that arise out of the Services or that are based on or otherwise reflect any Proprietary Information (as defined below) (collectively, “Inventions”). Advisor will promptly provide and fully disclose all Inventions to Company. Advisor hereby makes and agrees to make all assignments necessary to accomplish the foregoing ownership. Advisor will assist Company at its expense to further evidence, record and perfect such assignments, and to perfect, obtain, maintain, enforce and defend any rights assigned.
4.Confidentiality. Advisor agrees that all Inventions and all other financial, business, regulatory, clinical and technical information (including, information relating to Company's products, plans, customers and employees) that advisor develops, learns or obtains in connection with the Services constitute “Proprietary Information”. Advisor will safeguard using reasonable means, hold in confidence and not disclose or, except in performing the Services, copy or use any Proprietary Information. However, Advisor shall not be so obligated with respect to information that Advisor can document is or becomes readily publicly available without restriction through no fault of Advisor or Advisor rightfully knew without restriction prior to its disclosure by Company. Upon termination and as otherwise requested by Company, Advisor will promptly return to Company all originals and copies of any Proprietary Information, and all information, records and materials developed therefrom.
5.Term and Termination. The term of this Agreement shall commence on the Effective Date and shall terminate on March 31, 2022 (the “Term”). Advisor may terminate this Agreement at any time, for any or no reason, by giving the Company 5 days’ prior written notice. Notwithstanding anything to the contrary contained in this Section 5, the Company may terminate this Agreement at any time, including during the Term, as a result of Advisor’s gross negligence or willful misconduct. Sections 3 through 10 of this Agreement and any remedies for breach of this Agreement shall survive any termination or expiration.
6.Relationship. Notwithstanding any provision herein to the contrary, each party shall be and act as an independent contractor and not as a partner, joint venturer, employer, employee or agent of the other and shall not bind or attempt to bind the other to any contract. Advisor warrants that: none of the Services or any part of this Agreement is or will be inconsistent with any of Advisor's other obligations; all services and Inventions will be Advisor's original work and their use will not violate the rights of any person or entity; and Advisor will not disclose to Company or use for its benefit any proprietary, confidential or trade secret information of any third party.
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7.Assignment. This Agreement and the Services are personal to Advisor, and Advisor shall have no right or ability to subcontract, delegate, assign or otherwise transfer any rights or obligations under this Agreement without the prior written consent of Company. Any attempt to do otherwise shall be void. None of the rights of Advisor to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of the Advisor’s right to compensation or other benefits will be null and void. This Agreement will be binding upon and inure to the benefit of any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, “successor” means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company.
8.Injunctive Relief. Any breach of Section 4 will cause irreparable harm to Company for which damages will not be an adequate remedy, and therefore, Company shall be entitled to injunctive relief with respect thereto in addition to any other remedies.
9.Notices. All notices, requests, demands and other communications called for hereunder will be in writing and will be deemed given (a) on the date of delivery if delivered personally, (b) one (1) day after being sent by a well-established commercial overnight service, or (c) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:
If to the Company:
BARK, Inc.
Attn: Chief Executive Officer
221 Canal Street
6th floor
New York New York 10013

If to Advisor:
Manish Joneja
3801 49th Avenue NE
Seattle, WA 98105
10.Severability. If any term of this Agreement is held to be invalid, void or unenforceable, the remainder of this Agreement will remain in full force and effect and will in no way be affected, and the parties will use their best efforts to find an alternate way to achieve the same result.
11.Entire Agreement. This Agreement, the Proprietary Information and Inventions Assignment Agreement with the Company which Advisor signed on or about September 2, 2020, a copy of which is attached as Exhibit II, and the Indemnification Agreement with the Company that Advisor signed on or about June 1, 2021, a copy of which is attached as Exhibit III represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. This Agreement may be modified only in a written document signed by Advisor and a duly authorized officer of the Company.
12.Choice of Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New York (other than its choice-of-law provisions).
13.Waiver of Breach. The waiver of a breach of any term or provision of this Agreement, which must be in writing, will not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement.
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14.Headings. All captions and section headings used in this Agreement are for convenient reference only and do not form a part of this Agreement.
15.Tax Withholding. All payments made pursuant to this Agreement will be subject to withholding of applicable taxes.
16.Execution. This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
[Signature Page to Follow]
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IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.
            BARK, INC.:
Date:    January 10, 2022            By:     /s/ Matt Meeker

                Name:    Matt Meeker

                Title: Chief Executive Officer and Executive Chairman
ADVISOR:
Date:    January 10, 2022            /s/ Manish Joneja
                Manish Joneja

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EXHIBIT I
RELEASE AGREEMENT
This Release Agreement (the “Agreement”) is dated as of _________ __, 2022 by and between BARK, Inc. Company (the “Company”), a Delaware corporation (the “Company”) and Manish Joneja (“Advisor;” or “You” and together with the Company, the “Parties”).
WHEREAS, the Company and the Advisor entered into the Advisor Agreement dated January 10, 2022 (the “Advisor Agreement”); and
WHEREAS, the Company and the Advisor now desire to terminate the Advisor Agreement and Advisor’s service under the Advisor Agreement effective as of March 31, 2022 (the “Termination Date”).
NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the Parties hereby agree as follows:
1.Exercisability Extension. Contingent upon the Advisor’s execution of this Agreement, the Board of Directors of the Company has approved the Exercisability Extension (as defined in the Advisor Agreement).
2.Release of All Claims.
(a)In consideration for the Exercisability Extension and the benefits set forth herein, to the fullest extent permitted by law, You waive, release and promise never to assert any claims or causes of action, whether or not now known, against the Company, as co-employer, or their respective predecessors, successors or past or present subsidiaries, stockholders, directors, officers, employees, consultants, attorneys, agents, assigns and employee benefit plans with respect to any matter related to your employment and/or other service relationship with the Company or the termination of that employment and/or other service relationship, including (without limitation) claims to capital stock in the Company (other than the rights to capital stock of the Company described in the Release Agreement entered into by the Parties on January 10, 2022 (the “Release Agreement”)), bonuses, options to purchase the Company’s common stock or any other equity awards, attorneys’ fees or costs, claims of wrongful discharge, constructive discharge, emotional distress, defamation, invasion of privacy, fraud, breach of contract or breach of the covenant of good faith and fair dealing and any claims of discrimination or harassment based on sex, age, race, national origin, disability or any other basis under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, the Equal Pay Act, the Right to Privacy in the Workplace Act, the Fair Labor Standards Act, the National Labor Relations Act, the Family and Medical Leave Act, the Genetic Information Nondiscrimination Act of 2008, the Minimum Fair Wage Act, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Workers Adjustment and Retraining Notification Act, the Families First Coronavirus Response Act, the CARES Act, the Washington Industrial Welfare Act, Ch. 49.12 RCW, the Minimum Wage Act, Ch. 49.46 RCW, the Wage Payment Act, Ch. 49.48 RCW, the Wage Rebate Act, Ch. 49.52 RCW, the Washington Law Against Discrimination, Ch. 49.60 RCW, Washington leave laws, including the Paid Sick Leave Act, RCW 49.46, the Family Care Act, RCW 49.12, the Domestic Violence Leave Act, RCW 49.76, the Military Family Leave Act, RCW 49.77, and leave for certain emergency services personnel, RCW 49.12, the New York State Human Rights Law, the New York Executive Law, the New York Civil Practice Law and Rules, Article 23-A of the New York State Correction Law, the New York Judiciary Law, the New York Labor Law (including but not limited to the New York WARN Act, the New York Achieve Pay Equity Act and all other provisions prohibiting discrimination and retaliation, and all provisions regulating wage and hour law), the New York Civil Rights Law, the New York Administrative Code, the New York City Human Rights Law, all including their amendments and respective implementing regulations, and all other laws and regulations relating to employment. However, this release covers only those claims that arose prior to the execution of this Agreement and only those claims that may be waived by applicable law. Execution of this Agreement does not bar any
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claim that arises hereafter, including (without limitation) a claim for breach of this Agreement and any claim by You for indemnification. For the avoidance of doubt, this release shall not apply to the Vested Shares (as defined in the Release Agreement) or any other rights you have under the Release Agreement.
(b)You understand that this Agreement does not limit your ability to file a charge or complaint with the Equal Employment Opportunity Commission, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (each, a “Government Agency”). You further understand that this Agreement does not limit your ability to communicate with, or otherwise participate in any investigation or proceeding that may be conducted by a Government Agency. However, to the fullest extent permitted by law, You agree that You are waiving the right to monetary damages or other equitable or monetary relief as a result of any such charge, complaint, investigation or proceeding.
(c)The Company voluntarily and irrevocably releases and discharges You, and your executors and administrators, generally from all charges, complaints, claims, promises, agreements, causes of action, damages, and debts that relate in any manner to your employment with or services for the Company, known or unknown (the “Claims”), which the Company has, claims to have, ever had or ever claimed to have had against you through the date upon which you execute this Agreement. This general release of Claims includes, without implication of limitation, all Claims related to your services or termination as a director, officer, employee, agent or fiduciary of the Company or your activities on behalf of the Company in any such capacity; provided, however, that this general release of Claims excludes any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law by you.
3.Consideration and Revocation Period. You acknowledge that You have been advised in writing to consult with an attorney of your choice (at your own expense) prior to signing this Agreement, and that you had at least 21 days to consider this Agreement before signing it. You acknowledge that if this Agreement is signed before 21 days have elapsed from the date of delivery, by signing this Agreement You have expressly waived the 21-day consideration period. You acknowledge that You may revoke this Agreement within seven (7) days following its execution, and this Agreement shall not become effective until the revocation period has expired. If You do not revoke this Agreement, the eighth day after the date You sign this Agreement will be the “Effective Date.”
4.No Admission. Nothing contained in this Agreement will constitute or be treated as an admission by You or the Company of liability, any wrongdoing or any violation of law.
5.Company Property. You represent that You will return to the Company all property that belongs to the Company, including (without limitation) copies of documents that belong to the Company and files stored on your computer(s) that contain information belonging to the Company.
6.Confidentiality of Agreement. You agree that You will not disclose to others the existence or terms of this Agreement, except that You may disclose such information to Government Agencies or to your spouse, attorney or tax adviser if such individuals agree that they will not disclose to others the existence or terms of this Agreement, to the extent allowed under the law. You agree that you do not possess any claim or allegation, either asserted or otherwise, that may be subject to or covered under New York CPLR § 5003-b and New York General Obligations Law § 5-336.
7.Assignment. This Agreement will be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of the Advisor upon the Advisor’s death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, “successor” means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of the Advisor to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of the Advisor’s right to compensation or other benefits will be null and void.
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8.Notices. All notices, requests, demands and other communications called for hereunder will be in writing and will be deemed given (a) on the date of delivery if delivered personally, (b) one (1) day after being sent by a well-established commercial overnight service, or (c) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the Parties or their successors at the following addresses, or at such other addresses as the Parties may later designate in writing:
If to the Company:
BARK, Inc.
Attn: Chief Executive Officer
221 Canal Street
6th floor
New York New York 10013

If to Advisor:
Manish Joneja
3801 49th Avenue NE
Seattle, WA 98105
9.Severability. If any term of this Agreement is held to be invalid, void or unenforceable, the remainder of this Agreement will remain in full force and effect and will in no way be affected, and the parties will use their best efforts to find an alternate way to achieve the same result.
10.Other Agreements. At all times in the future, You will remain bound by your Proprietary Information and Inventions Assignment Agreement with the Company which you signed on or about September 2, 2020, a copy of which are attached as Exhibit A, and the Indemnification Agreement with the Company that You signed on or about June 1, 2021, a copy of which is attached as Exhibit B. Except as expressly provided in this Agreement, this Agreement renders null and void all prior agreements between You and the Company and constitutes the entire agreement between You and the Company regarding the subject matter of this Agreement. This Agreement may be modified only in a written document signed by You and a duly authorized officer of the Company.
11.Choice of Law. This Agreement will be construed and interpreted in accordance with the laws of the State of New York (other than its choice-of-law provisions).
12.Waiver of Breach. The waiver of a breach of any term or provision of this Agreement, which must be in writing, will not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement.
13.Headings. All captions and section headings used in this Agreement are for convenient reference only and do not form a part of this Agreement.
14.Execution. This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute one agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.
[Signature Page to Follow]

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IN WITNESS WHEREOF, each of the Parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.
            BARK, INC.
Date:    January 10, 2022            By:     /s/ Matt Meeker

                Name:    Matt Meeker

                Title: Chief Executive Officer and Executive Chairman
Advisor:
Date:    January 10, 2022            /s/ Manish Joneja
                Manish Joneja

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EXHIBIT A
PROPRIETARY INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENT

1
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EXHIBIT B
INDEMNIFICATION AGREEMENT

EXHIBIT II
PROPRIETARY INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENT

EXHIBIT III
INDEMNIFICATION AGREEMENT

EXHIBIT B
PROPRIETARY INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENT

EXHIBIT C
INDEMNIFICATION AGREEMENT

EXHIBIT D
STOCK OPTION AGREEMENT

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